Property and Equipment (Tables)	12 Months Ended
Dec. 31, 2014
Schdule of Property and equipment

Property and equipment consisted of the following:

	December 31,
	2014	2013
Laboratory and office equipment	$5,026,560	$6,092,206
Furniture	311,218	311,218
Leasehold improvements	1,515,298	1,522,685
Computer equipment	285,048	285,048
Software	421,985	421,985

	7,560,109	8,633,142
Less accumulated depreciation and amortization	(6,649,128)	(6,867,958)

Property and equipment, net	$910,981	$1,765,184